UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha,   NE

           68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

9/30

Date of reporting period: 3/31/10

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

INVESTMENT ADVISER

SOUTHERNSUN ASSET MANAGEMENT, INC.

6000 POPLAR AVENUE, SUITE 220

MEMPHIS, TN 38119

SEMI-ANNUAL REPORT

MARCH 31, 2010

SouthernSun Funds

Letter to Shareholders

Dear Fellow Shareholders,

The past six months have continued to be kind to the equity markets in general.  For the last two calendar quarters (4Q09 & 1Q10), the S&P 500 Index1 is up 11.75% and the Russell 2000 Index2 is up 13.07%.  The SouthernSun Small Cap Fund – Investor Class is up 21.51% over the same time period.  We believe that the fundamental strengths of our portfolio companies have led to our strong performance.

In the Fund’s 2nd fiscal quarter (ending March 31, 2010), the SouthernSun Small Cap Fund – Investor Class (SSSFX) was up 14.32%, while its benchmark, the Russell 2000 Index, was up 8.85%.  For the trailing twelve (12) month period ending March 31, 2010, the Fund was up 93.28%, while the Russell 2000 Index was up 62.77%.  For the five (5) year period ending March 31, 2010, the Fund’s average annual return was 4.07%, while the Russell 2000 Index’s average annual return was 3.36%.  The average annual rate of return since inception (10/1/03) is 8.52% versus the Russell 2000 Index average annual return of 6.58%.

As was mentioned in the last Annual Shareholder Letter, we launched the Institutional Class of the SouthernSun Small Cap Fund (SSSIX) on 10/1/10.  For the trailing six months through 3/31/10, it has returned 21.67% versus the Russell 2000 Index return of 13.07%.

Looking a little deeper into what has led to the Fund’s performance for the six-month period ending March 31, 2010, stock selection in the areas of Consumer Staples, Industrials, and Consumer Discretionary has had the most positive effect, while our cash position and stock selection in the area of Materials has been the biggest detractor.  Smithfield Foods Inc. (SFD) and AGCO Corp (AGCO) were strong positive contributors, while James River Coal Co. (JRCC) and Koppers Holdings Inc. (KOP) were the biggest detractors.

For Smithfield, we believe the fundamentals in hog production are finally beginning to improve: hog prices are recovering, feed costs remain relatively low, bans on US pork have been lifted by China and Russia, and demand forecasts have been raised due to an improved economic outlook.  As for AGCO, their shares were quite strong over this six month period.  The company was able to generate strong cash flow  despite weak demand in Europe, which is their largest market.  Over the past year, AGCO has cut expenses, reduced inventory, and focused on their important new Tier 4 emissions product introductions.

James River Coal Co. results for the fourth quarter of 2009 were weaker than Wall Street analysts’ expectations; but, in our view, the company continues to navigate a challenging environment well.  Management is continuing to drive operational improvements and believes coal prices should turn around this year due to changing global demand dynamics.  Koppers Holdings Inc. was down in the period due to continued weak demand for aluminum.  Even though their end markets remain weak, we saw several positive developments, including the recent refinancing of debt that  should save approximately $10M per year in interest expense and the acquisition of Cindu Chemicals, which we believe should strengthen their market position in Europe.

Over the last six months, one company was added to the portfolio and two companies were removed from the portfolio.  In the fourth quarter of 2009, we established a position in JoAnn Stores Inc. (JAS).  JoAnn is the nation’s largest specialty retailer of fabrics and one of the largest specialty retailers of crafts.  In our view, in recent years the management team has delivered on their commitments to improve profitability, generate cash, reduce debt, and grow sales, and we believe that they have a solid plan for continuing to generate strong operating performance.  JoAnn differentiates themselves with their offering of fabrics and crafts under one roof, as opposed to competitors who may offer only fabrics (for example, Hancock’s and Calico Corners) or only crafts (for example, Michael’s).

The two companies that came out of the portfolio did so because they were acquired.  Chattem Inc. (CHTT) announced in December of 2009 that it was being acquired by Sanofi-Aventis for $93.50 a share in cash.  The stock price responded immediately and we tendered our shares to Sanofi in February.  Brink’s Home Security Holdings (CFL) announced in January of this year it had agreed to be acquired by Tyco International Ltd. (owner of ADT Security) at a price of $42.50 per share, which represented a 35% premium over the previous day’s closing price.  We exited the position subsequent to the announcement.

We thank you for the continued trust that you place in us each day as we help you reach your goals.  If you should have any questions, please contact us at 866-672-3863 or use the information request section of the “Contact Us” page of our website, www.southernsunfunds.com.

Michael W. Cook, Sr.

Cliff C. Sulcer

CEO/Chief Investment Officer

President

SouthernSun Asset Management

SouthernSun Funds

The above performance data is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2011, to ensure that the net annual fund operating expenses will not exceed 1.50% for the Investor Class and 1.25% for the Institutional Class, subject to possible recoupment from the Fund in future years.  Without these waivers, the Fund’s total annual operating expenses would have been 1.55% for the Investor Class and 1.30% for the Institutional Class. Please review the Funds’ Prospectus for more detail on the expense waiver. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call (866) 672-3863.  The Fund charges a 2% redemption fee for shares held less than 30 days.  The above performance does not reflect the deduction of this fee.  If reflected, the fee will reduce the performance quoted.

1 The S&P 500 Index is a capitalization-weighted index of 500 stocks.  The index is designed to measure the performance of the broad US economy through changes in the aggregate market of 500 stocks representing all major industries.  An investor cannot invest directly in an index.

2 The Russell 2000 is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized companies in the Russell 3000 Index and includes the reinvestment of all dividends.  An investor cannot invest directly in an index.

0743-NLD-5/26/2010

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Unaudited)
March 31, 2010

Shares		Market Value

	COMMON STOCK - 93.63%
	APPAREL - 4.45%
61,200	Columbia Sportswear Co.	$ 3,214,836

	CHEMICALS - 4.70%
98,900	Arch Chemicals, Inc.	3,401,171

	COAL - 3.59%
163,300	James River Coal Co. *	2,596,470

	CONSTRUCTION SERVICES - 9.09%
142,400	Chicago Bridge & Iron Co.	3,312,224
65,700	URS Corp. *	3,259,377
		6,571,601
	ENERGY - 4.31%
80,000	OGE Energy Corp.	3,115,200

	ENVIRONMENTAL CONTROL - 4.75%
383,000	Darling International, Inc. *	3,431,680

	FINANCIAL SERVICES - 4.98%
45,600	Affiliated Managers Group, Inc. *	3,602,400

	FOOD PROCESSING - 8.60%
170,000	Del Monte Foods Co.	2,482,000
180,000	Smithfield Foods, Inc. *	3,733,200
		6,215,200
	MACHINERY - 20.07%
94,500	AGCO Corp. *	3,389,715
79,000	Cascade Corp.	2,544,590
20,700	Flowserve Corp.	2,282,589
49,000	Middleby Corp.*	2,821,910
51,100	Nordson Corp.	3,470,712
		14,509,516

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Unaudited) (Continued)
March 31, 2010

Shares		Market Value
	METAL FABRICATE/HARDWARE - 3.47%
83,500	Timken Co.	$ 2,505,835

	MISCELLANEOUS MANUFACTURING - 9.13%
106,000	Koppers Holdings, Inc.	3,001,920
180,500	Trinity Industries, Inc.	3,602,780
		6,604,700
	RECREATIONAL PRODUCTS - 4.75%
67,200	Polaris Industries, Inc.	3,437,952

	RETAIL - 8.89%
72,500	Jo-Ann Stores, Inc. *	3,043,550
58,300	Tractor Supply Co. *	3,384,315
		6,427,865
	TELECOMMUNICATIONS EQUIPMENT - 2.85%
165,000	Newport Corp. *	2,062,500

	TOTAL COMMON STOCK	67,696,926
	( Cost - $62,627,298)

	SHORT-TERM INVESTMENTS - 7.30%
5,279,594	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	5,279,594
	(Cost - $5,279,594)

	TOTAL INVESTMENTS - 100.93%
	( Cost - $67,906,892)	72,976,520
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.93)%	(672,611)
	NET ASSETS - 100.00%	$ 72,303,909
	________
* Non-Income producing security.
+ Reflects yield at March 31, 2010.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities (Unaudited)
March 31, 2010

Small Cap
Fund
ASSETS:
Investments, at cost	$ 67,906,892
Investments in securities, at value	$ 72,976,520
Receivable for fund shares sold	43,372
Dividends and interest receivable	26,639
Prepaid expenses and other assets	32,224
Total Assets	73,078,755

LIABILITIES:
Payable for securities purchased	598,543
Payable for fund shares repurchased	62,198
Accrued advisory fees	59,443
Accrued distribution fees	11,896
Accrued expenses payable to other affiliates	8,840
Accrued expenses and other liabilities	33,926
Total Liabilities	774,846
Net Assets	$ 72,303,909

NET ASSETS CONSIST OF:
Paid in capital	$ 71,284,292
Accumulated net investment loss	(155,400)
Accumulated net realized loss from investment transactions	(3,894,611)
Net unrealized appreciation on investments	5,069,628
Net Assets	$ 72,303,909

Investor Class
Net Assets	$ 53,700,102
Shares Outstanding (no par value; unlimited number of shares authorized)	3,520,590
Net Asset Value, offering price and redemption price per share*
($53,700,102/ 3,520,590)	$ 15.25

Institutional Class
Net Assets	$ 18,603,807
Shares Outstanding (no par value; unlimited number of shares authorized)	1,218,054
Net Asset Value, offering price and redemption price per share*
($18,603,807 / 1,218,054)	$ 15.27

*The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Operations (Unaudited)
For the six months ended March 31, 2010

Small Cap
Fund
INVESTMENT INCOME:
Dividends	$ 308,056
Interest	3
Total investment income	308,059

EXPENSES:
Investment advisory fees	269,940
Distribution fees	65,002
Transfer agency fees	24,384
Administration fees	19,499
Registration & filing fees	13,856
Accounting fees	13,264
Printing expense	10,776
Audit fees	6,219
Chief Compliance Officer	6,030
Legal fees	5,984
Insurance expense	4,543
Trustees' fees	4,470
Custody fees	3,005
Miscellaneous expenses	1,831
Total expenses	448,803

Plus: Expense reimbursement recaptured	14,656

Net investment loss	(155,400)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from investment transactions	3,424,324
Net change in unrealized appreciation of investments	9,688,532
Net realized and unrealized gain on investments	13,112,856
Net increase in net assets resulting from operations	$ 12,957,456

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the six months	For the year
	ended	ended
	March 31, 2010	September 30, 2009
NET INCREASE (DECREASE) IN NET	(Unaudited)
ASSETS FROM OPERATIONS:
Net investment loss	$ (155,400)	$ (24,394)
Net realized gain (loss) from investment transactions	3,424,324	(7,161,283)
Net change in unrealized appreciation
on investments	9,688,532	628,737
Net increase (decrease) in net assets resulting
from operations	12,957,456	(6,556,940)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains on investments
($0.00 and $0.18 per share, respectively)	-	(850,859)

CAPITAL SHARE TRANSACTIONS:
Investor Class	(15,652,999)	(4,427,507)
Institutional Class	15,789,248	20
Total Capital Share Transactions	136,249	(4,427,487)

Net increase (decrease) in net assets	13,093,705	(11,835,286)

NET ASSETS:
Beginning of period	59,210,204	71,045,490
End of period	$ 72,303,909	$ 59,210,204

Accumulated net investment loss at end of period	$ (155,400)	$ -

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each period
	Six Months		One year		One year		One month
	ended		ended		ended		ended
	March 31,		Sep. 30,		Sep. 30,		Sep. 30,		One year ended August 31,
	2010		2009		2008		2007**		2007		2006		2005
	(Unaudited)
Net asset value, beginning of period	$ 12.55		$ 13.89		17.35		$ 16.81		$ 14.48		$ 14.49		$ 12.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	(0.03)		0.00	(d)	0.00		0.00	(d)	(0.04)		(0.08)		0.28
Net realized and unrealized gain (loss)
on investments	2.73		(1.16)		(2.49)		0.54		2.60		0.24		2.26
Total from investment operations	2.70		(1.16)		(2.49)		0.54		2.56		0.16		2.54

LESS DISTRIBUTIONS:
From net investment income	-		-		-		-		-		(0.11)		-
From net realized gains on investments	-		(0.18)		(0.97)		-		(0.23)		(0.06)		(0.05)
Total distributions	-		(0.18)		(0.97)		-		(0.23)		(0.17)		(0.05)
Paid in capital from redemption fees	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)

Net asset value, end of period	$ 15.25		$ 12.55		$ 13.89		$ 17.35		$ 16.81		$ 14.48		$ 14.49

Total return (b)	21.51%		(7.92)%		(14.94)%		3.21%		17.81%		1.14%		21.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 53,700		$ 59,210		$ 71,045		$ 57,848		$ 54,631		$ 36,955		$ 26,468
Ratios to average net assets
Expenses, net of reimbursement	1.50%	(c)	1.50%		1.50%		1.50%	(c)	1.50%		1.50%		1.50%
Expenses, before reimbursement	1.44%	(c)	1.53%		1.60%		1.89%	(c)	1.73%		2.09%		2.98%
Net investment income (loss)	(0.50)%	(c)	(0.05)%		(0.01)%		(0.06)%	(c)	(0.24)%		(0.51)%		2.03%
Portfolio turnover rate	16%		49%		52%		1%		26%		13%		6%

**The Fund's fiscal year end changed from August 31 to September 30, effective September 30, 2007.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Institutional Class

Selected data based on a share outstanding throughout the period (a)
	Six Months
	ended
	March 31,
	2010
	(Unaudited)
Net asset value, beginning of period	$ 12.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.03)
Net realized and unrealized gain
on investments	2.75
Total from investment operations	2.72

LESS DISTRIBUTIONS:
From net investment income	-
From net realized gains on investments	-
Total distributions	-
Paid in capital from redemption fees	0.00	(d)

Net asset value, end of period	$ 15.27

Total return (b)	21.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 18,604
Ratios to average net assets
Expenses	1.22%	(c)
Net investment loss	(0.44)%	(c)
Portfolio turnover rate	16%

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements (Unaudited)

March 31, 2010

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005.  The Fund was organized to acquire all the assets of the New River Small Cap Fund, a series of the New River Funds Trust (the “Predecessor Fund”), in a tax-free reorganization, effective November 6, 2008 (the “Reorganization”).  The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company.  The Fund offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee.  The primary investment objective of the Fund is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Security Valuation- The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ NMS and Small Cap Market traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

SouthernSun Funds

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2010 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$67,696,926	-	-	$67,696,926
Short-Term Investments	5,279,594	-	-	5,279,594
Total	$72,976,520	-	-	$72,976,520

The Fund did not hold any Level 3 securities during the period.

*Please refer to the Schedule of Investments for Industry classifications.

The Fund adopted the financial accounting reporting rules as required by the Derivative and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.  During the six months ended March 31, 2010, the Fund did not hold any derivative instruments.

Security Transactions and Investment Income- Investment security transactions are accounted for no later than the first business day after the trade date, except for reporting purposes when trade date is used.

.

SouthernSun Funds

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions on returns filed for open tax years (2006-2009) and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended March 31, 2010, the Fund did not incur any interest or penalties.

Dividends and Distributions- The Fund will pay dividends from net investment income, if any, at least annually and will declare and pay distributions from net realized capital gains, if any, annually. The amounts of distributions from net investment income and capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in-capital in the period that the difference arises.  All short-term capital gains are included in ordinary income for tax purposes.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

SouthernSun Funds

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into a management agreement with SouthernSun Asset Management, Inc. (the “Manager”).  The Manager has overall supervisory responsibility for the general management and investment of the Fund and its securities portfolio, subject to the authority of the Board.  The Manager receives a monthly fee payable by the Fund and calculated at an annual rate of 0.85% of the average daily net assets of the Fund.  For the six months ended March 31, 2010, the Manager earned $269,940 for providing management services to the Fund.

The Manager has contractually agreed to waive its management fees and/or make payments to limit the Fund’s expenses, other than extraordinary non-recurring or acquired fund fees and expenses, at least until January 31, 2011, so that the total annual operating expenses of the Fund’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets.  For the six months ended March 31, 2010, the Manager did not waive any fees.

Fees waived or expenses reimbursed may be recouped by the Manager from the Fund for a period up to three years from the date the fee or expense was waived or reimbursed.  However, no recoupment payment will be made if it would result in the Fund exceeding the contractual expense limitation described above.  For the six months ended March 31, 2010, the Adviser recouped $14,656 from the Fund in prior period fee waivers/expense reimbursements.  As of March 31, 2010, the cumulative expenses subject to recapture by the Manager amounted to $185,373, and will expire on September 30 of the years indicated below.

2010	2011	2012
$102,148	$64,211	$19,014

The Fund has entered into separate servicing agreements with Gemini Fund Services, LLC (“GFS”), whereby GFS provides administrative, fund accounting, transfer agency and custody administration services to the Fund.  Agreements with GFS are as follows:

Administration - The Fund pays GFS a base fee plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.  The annual base fee is $20,000 and the basis point fees are:

  3 basis points or 0.03% per annum on the first $100 million in net assets

  2 basis points or 0.02% per annum on the next $300 million in net assets

  1 basis points or 0.01% per annum on net assets greater than $400 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $25,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

SouthernSun Funds

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

  1.25 basis points or 0.0125% on net assets of $75 million to $275 million

  1 basis point or 0.01% on the next $300 million

  0.75 basis points or 0.0075% on the balance

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The Fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

Custody Administration – Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   The Custody Fees listed in the Statement of Operations include the fees paid to GFS as Custody Administrator.  For the six months ended March 31, 2010 GFS collected $4,723 for providing such services.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended March 31, 2010, the Fund incurred expenses of $6,030 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended March 31, 2010, GemCom received $3,942 for providing such services.  The Printing Expense listed in the Statement of Operations include the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Investor Class shares of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.25% per year of the average daily net assets of the Investor Class shares for such distribution and shareholder service activities.  During the six months ended March 31, 2010, the Fund paid $65,002 in distribution related charges pursuant to the Plan.

SouthernSun Funds

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

Trustees – The Fund pays each Trustee who is not affiliated with the Trust or Adviser a pro rata share of the total fee of $10,000 per quarter as well as reimbursement for any reasonable expenses incurred when attending the meetings.  The chairperson of the audit committee receives an additional $2,500 per quarter.  The “interested persons” who also serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the six months ended March 31, 2010, amounted to $9,241,358 and $12,186,881, respectively.  The identified cost of investments in securities owned by the Fund, for financial reporting purposes, was $67,906,892.  The net unrealized appreciation on investments as of March 31, 2010 was $5,069,628, with gross unrealized appreciation and depreciation aggregating $9,932,495 and $4,862,867 respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Fund has unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Investor Class
	For the six months ended		For the year ended
	March 31, 2010		Sept. 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold	296,347	$ 3,972,515	1,380,411	$ 12,733,022
Reinvestment
of dividends	-	-	83,943	791,580
Shares redeemed	(1,492,872)	(19,625,646)	(1,860,932)	(17,953,716)
Redemption fees**	-	132	-	1,607
Net increase (decrease)	(1,196,525)	$ (15,652,999)	(396,578)	$ (4,427,507)

	Institutional Class
	For the six months ended		For the year ended
	March 31, 2010		Sept. 30, 2009*
	Shares	Dollars	Shares	Dollars
Shares sold	1,249,399	$ 16,214,723	2	$ 20
Reinvestment
of dividends	-	-	-	-
Shares redeemed	(31,347)	(425,475)	-	-
Net increase	1,218,052	$ 15,789,248	2	$ 20

                                                                             _________________

                                                                               *Institutional Class shares were formed on September 30, 2009.

                                                                             **The Fund charges a fee of 2.00% on redemptions of shares held for less than 30 days.

SouthernSun Funds

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the periods indicated below was as follows:

	For the year ended Sept. 30, 2009	For the year ended Sept. 30, 2008
Ordinary Income*	$ 446,701	$ 318,122
Long Term Capital Gains	404,158	3,118,871
Total	$ 850,859	$ 3,436,993

*Ordinary Income includes short-term capital gains

As of September 30, 2009, the components of distributable earnings on an income tax basis were as follows:

Ordinary	Long-Term	Loss	October	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (1,079,647)	$ (6,053,801)	$ (4,804,391)	$ (11,937,839)

The difference between the book basis and income tax basis for the above amounts is attributable to the tax treatment of wash sale losses.

At September 30, 2009, the Fund had a capital loss carry forward of $1,079,647 for federal income tax purposes available to offset future capital gains of which $120,567 expires on September 30, 2016 and $959,080 expires on September 30, 2017.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $6,053,801 of such capital losses.

Permanent book and tax differences, attributable to net operating losses and distributions in excess of net investment income, resulted in reclassification as of September 30, 2009 as follows: a increase in paid-in capital of $95,379; a decrease in accumulated net investment loss of $24,394; and a increase in accumulated net realized loss from investments of $119,773.  These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

SouthernSun Funds

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

NOTE 7. NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”.  ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 8. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on October 1, 2009, and held until March 31, 2010.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (10/1/09)	Ending Account Value (3/31/10)	Expenses Paid During Period* (10/1/09 to 3/31/10)
Small Cap Fund – Investor Class
Actual	$1,000.00	$1,215.14	$8.28
Hypothetical (5% return before expenses)	1,000.00	1,017.45	7.54
Small Cap Fund – Institutional Class
Actual	$1,000.00	$1,216.73	$6.74
Hypothetical (5% return before expenses)	1,000.00	1,018.85	6.14

 *Expenses Paid During Period  are equal to the Fund’s annualized expense ratio of 1.50% and 1.25% for the Investor Class and Institutional Class, respectively,  multiplied by the average account value over the period, multiplied by 182/365 (to reflect the number of days in the six month period ending March 31, 2010).

SouthernSun Funds

Portfolio Holdings Summary (Unaudited)

As of March 31, 2010

Small Cap Fund

Portfolio Holdings by Industry	% of Net Assets		% of Net Assets
Common Stocks	93.63%	Chemicals	4.70
Machinery	20.07	Apparel	4.45
Miscellaneous Manufacturing	9.13	Energy	4.31
Construction Services	9.09	Coal	3.59
Retail	8.89	Metal Fabricate/Hardware	3.47
Food Processing	8.60	Telecommunications Equipment	2.85
Financial Services	4.98	Short-Term Investments	7.30
Recreational Products	4.75	Liabilities in Excess of Other Assets	(0.93)
Environmental Control	4.75	Total Net Assets	100.00%

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-672-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (For information on the operation of the Public Reference Room call 1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-672-3863.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of this Shareholder Report.

Investment Adviser

SouthernSun Asset Management, Inc.

6000 Poplar Avenue, Suite 220

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent &

Dividend Disbursing Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Distributor
Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Shareholder Information:

1-866-672-3863

SOUTHERNSUN SMALL CAP FUND

SEMI-ANNUAL REPORT

MARCH 31, 2010

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

6/8/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

6/8/10

By (Signature and Title)

/s/Kevin Wolf

       Kevin E. Wolf, Treasurer

Date

6/8/10